THIS INSTRUMENT PREPARED BY AND WHEN RECORDED, RETURN TO: Johnston, Allison & Hord, PA Attn: Wanda C. Townsend, Esq. 1065 East Morehead Street Charlotte, NC 28204

FLORIDA DOCUMENTARY STAMP TAX IN THE AMOUNT OF $45,500.00 ON THE NOTE SECURED BY THIS MORTGAGE AND FLORIDA NON-RECURRING INTANGIBLES TAX IN THE AMOUNT OF $26,000.00 ON THIS MORTGAGE ARE BEING PAID CONTEMPORANEOUSLY WITH THE RECORDING OF THIS MORTGAGE IN THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA.  FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLES TAX IN THE AMOUNT REQUIRED BY FLORIDA LAW ON THE INDEBTEDNESS EVIDENCED BY THE NORTH NOTE (AS HEREIN DEFINED) HAVE BEEN PAID IN CONNECTION WITH THE MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING FROM TOTB NORTH, LLC IN FAVOR OF LENDER DATED JUNE 12, 2014, AND RECORDED IN THE PUBLIC RECORDS OF MIAMI DADE COUNTY, FLORIDA, AT O.R. BOOK 29193, PAGE 2582.

TO BE RECORDED IN THE
REAL PROPERTY RECORDS OF
MIAMI-DADE COUNTY, FLORIDA

Street Address:1900 S. Treasure Drive, North Bay Village, Florida

NOTICE: THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE MORTGAGED PROPERTY.

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MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

THIS MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (herein referred to as the "Mortgage"), is entered into as of November 17, 2014 by TOTB Miami, LLC, a Florida limited liability company, as mortgagor for all purposes hereunder ("Borrower"), whose mailing address for notice hereunder is 2221 Olympic Boulevard, Walnut Creek, California 94595; and BANK OF THE OZARKS as mortgagee for all purposes hereunder ("Lender") whose address is 8201 Preston Road, Suite 700, Dallas, Texas  75225.

W I T N E S S E T H :

ARTICLE I

DEFINITIONS

1.1  Definitions.  As used herein, the following terms shall have the following meanings:

Act: As defined in Section 7.1(b) hereof.

Assignment of Rents:  That certain Assignment of Rents and Revenues of even date herewith from Borrower to Lender.

Borrower:  The individual or entity described as Borrower in the initial paragraph of this Mortgage and any and all subsequent owners of the Mortgaged Property or any part thereof (without hereby implying Lender's consent to any Disposition of the Mortgaged Property).

Code:  The Uniform Commercial Code, as amended from time to time, in effect in the state in which the Mortgaged Property is situated.

Contracts:  All of the right, title, and interest of Borrower, including equitable rights, in, to, and under any and all: (i) contracts for the purchase and/or sale of all or any portion of the Mortgaged Property, whether such contracts are now or at any time hereafter existing, including but without limitation, any and all earnest money or other deposits escrowed or to be escrowed or letters of credit provided or to be provided by the purchasers under the contracts, including all amendments and supplements to and renewals and extensions of the contracts at any time made, and together with all payments, earnings, income, and profits arising from the sale of all or any portion of the Mortgaged Property or from the contracts and all other sums due or to become due under and pursuant thereto and together with any and all earnest money, security, letters of credit or other deposits under any of the contracts; (ii) contracts, licenses, permits, and rights relating to living unit equivalents or other entitlements with respect to water, wastewater, and other utility services whether executed, granted, or issued by a Person, which are directly or indirectly related to, or connected with, the development, ownership, maintenance or operation of the Mortgaged Property, whether such contracts, licenses, and permits are now or at any time thereafter existing, including without limitation, any and all rights of living unit equivalents or other entitlements with respect to water, wastewater, and other utility services, certificates, licenses, zoning variances, permits, and no-action letters from each Governmental Authority required: (a) to evidence compliance by Borrower and all improvements constructed or to be constructed on the Mortgaged Property with all Legal Requirements (as such term is defined in the Loan Agreement) applicable to the Mortgaged Property; (b) for the construction and/or development of any improvements on the Mortgaged Property or rehabilitation thereof, if applicable (c) to develop and/or operate the Mortgaged Property as a commercial and/or residential project, as the case may be; (iii) financing arrangements relating to the financing of or the purchase of all or any portion of the Mortgaged Property by future purchasers; (iv) Economic Incentives (as such term is defined in the Loan Agreement) or similar agreements or understandings; (v) agreements relating in any way to the construction, development or rehabilitation of the Land or Improvements or provision of materials therefor; (vi) contracts with architects or engineers or others for the preparation or provision of any plans for the construction, development or rehabilitation of the Land or Improvements, including all amendments and supplements to and renewals and extensions of such contracts at any time made; and (vii) all other contracts which in any way relate to the use, enjoyment, occupancy, operation, maintenance, repair, management or ownership of the Mortgaged Property (save and except any and all Leases).

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Default Interest Rate:  The rate of interest specified in the Note to be paid by Borrower from and after the occurrence of an Event of Default but in no event in excess of the maximum rate of interest which may be contracted for, charged, taken, received or reserved in accordance with applicable law.

Disposition:  Any sale, lease (except as expressly permitted pursuant to the Loan Documents), exchange, assignment, conveyance, transfer, pledge, collateral assignment, trade or other disposition of all or any part of the Mortgaged Property (or any interest therein) or all or any part of the beneficial ownership interest, held directly or indirectly, in Borrower (if Borrower is a corporation, limited liability company, limited liability partnership, general partnership, limited partnership, joint venture, trust, or other type of business association or legal entity).

Environmental Indemnity Agreement:  That certain Environmental Indemnity Agreement of even date herewith executed by Borrower and Guarantor for the benefit of Lender.

Event of Default:  Any happening or occurrence described in Article VI hereof.

Fixtures:  All materials, supplies, equipment, systems, apparatus, and other items now owned or hereafter acquired by Borrower and now or hereafter attached to, installed in, or used in connection with (temporarily or permanently) any of the Improvements or the Land, which are now owned or hereafter acquired by Borrower and are now or hereafter attached to the Land or the Improvements, including, but not limited to, any and all partitions, dynamos, window screens and shades, draperies, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, refrigeration, plumbing, laundry, lighting, generating, cleaning, waste disposal, transportation (of people or things, including but not limited to, stairways, elevators, escalators, and conveyors), incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, lighting, traffic control, waste disposal, raw and potable water, gas, electrical, storm and sanitary sewer, telephone and cable television facilities, and all other utilities whether or not situated in easements, together with all accessions, appurtenances, replacements, betterments, and substitutions for any of the foregoing and the proceeds thereof.

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Governmental Authority:  Any and all applicable courts, boards, agencies, commissions, offices or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) or for any quasi-governmental units (development districts or authorities).

Guarantor (individually and/or collectively, as the context may require):  Those Persons, if any, designated as Guarantor in the Guaranty.

Guaranty (individually and/or collectively, as the context may require):  That or those instruments of guaranty, if any, now or hereafter in effect, from Guarantor to Lender guaranteeing the repayment of all or any part of the Indebtedness, the satisfaction of, or continued compliance with, all or any portion of the Obligations, or both.

Improvements:  Any and all improvements of any kind or nature, and any and all additions, alterations, betterments or appurtenances thereto, now or at any time hereafter situated, placed or constructed upon the Land or any part thereof, including, without limitation, those certain one hundred fifty-four (154) residential condominium units and those certain fifteen (15) residential condominium units.

Indebtedness:  (i) The principal, interest or other sums evidenced by the Note or the Loan Documents; (ii) any other amounts, payments or premiums payable under the Loan Documents; (iii) the principal, interest and other sums evidenced by that certain Promissory Note dated June 12, 2014 in the original principal amount of $21,304,000.00 from TOTB North, LLC a Florida limited liability company ("TOTB North") to Lender (the “North Note”) or the North Loan Documents, as hereinafter defined; (iv) any other amounts, payments or premiums payable under the North Loan Documents; (v) such additional or future sums (whether or not obligatory), with interest thereon, as may hereafter be borrowed by or advanced from Lender, its successors or assigns, to the then record owner of the Mortgaged Property, when evidenced by a promissory note which, by its terms, is secured hereby (it being contemplated by Borrower and Lender that such future indebtedness may be incurred); (vi) any and all other indebtedness, obligations and liabilities of any kind or character of Borrower to Lender, now or hereafter existing, absolute or contingent, due or not due, arising by operation of law or otherwise, direct or indirect, primary or secondary, joint, several, joint and several, fixed or contingent, secured or unsecured by additional or different security or securities, including indebtedness, obligations and liabilities to Lender of Borrower as a member of any partnership, joint venture, trust or other type of business association or other legal entity, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise; and (vii) any and all renewals, modifications, amendments, restatements, rearrangements, consolidations, substitutions, replacements, enlargements and extensions thereof, it being contemplated by Borrower and Lender that Borrower may hereafter become indebted to Lender in further sum or sums.  Notwithstanding the foregoing provisions of this definition, this Mortgage shall not secure any such other loan, advance, debt, obligation or liability with respect to which Lender is by applicable law prohibited from obtaining a lien on real estate.

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Land:  That certain real property or interest more particularly therein described in Exhibit A attached hereto and incorporated herein by reference, together with all rights, titles, interests and privileges of Borrower in and to (i) all streets, ways, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property or the improvements thereon; (ii) any strips or gores of real property between such real property and abutting or adjacent properties; (iii) all water, water rights and water courses which are appurtenant to, located on, under or above or used in connection with the Mortgaged Property, or any part thereof, whether adjudicated or unadjudicated, conditional or absolute, tributary or non-tributary, surface or underground, designated or undesignated; (iv) timber and crops pertaining to such real property; and (v) all appurtenances and all reversions and remainders in or to such real property.

Leases:  The right, title and interest of Borrower in any and all leases, master leases, subleases, licenses, concessions, or other agreements (whether written or oral, now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use or occupy, all or any part of the Mortgaged Property, together with all security and other deposits or payments made in connection therewith, whether entered into before or after the filing by or against Borrower of any petition for relief under the United States Bankruptcy Code, 11 U.S.C. §101, et seq., as amended.

Lender:  BANK OF THE OZARKS, whose address for notice hereunder is 8201 Preston Road, Suite 700, Dallas, Texas  75225, and the subsequent holder or holders, from time to time, of the Note.

Loan Agreement:  That certain Loan Agreement of even date herewith by and between Borrower and Lender, governing advances under the loan evidenced by the Note and secured, inter alia, by this Mortgage.

Loan Documents:  The Loan Agreement, the Note, this Mortgage, the Environmental Indemnity Agreement, the Assignment of Rents, the Guaranty and any and all other agreements, documents and instruments now or hereafter executed by Borrower, Guarantor or any other Person or party in connection with the loan evidenced by the Note or in connection with the payment of the Indebtedness or the performance and discharge of the Obligations, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, extensions and supplements hereof and thereof.

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Minerals:  All right, title and interest of Borrower, if any, in and to all substances in, on, under or above the Land which are now, or may become in the future, intrinsically valuable, and which now or may be in the future enjoyed through extraction or removal from the Land, including, without limitation, oil, gas, all other hydrocarbons, coal, lignite, carbon dioxide, all other non-hydrocarbon gases, uranium, all other radioactive substances, gold, silver, copper, iron and all other metallic substances or ores.

Mortgaged Property:  The Land, Minerals, Fixtures, Improvements, Personalty, Economic Incentives, Contracts, Leases, Rents, Reserves, and any interest of Borrower now owned or hereafter acquired in and to the foregoing, together with any and all other security and collateral of any nature whatsoever, now or hereafter given by Borrower for the repayment of the Indebtedness or the performance and discharge of the Obligations, together with any and all proceeds of any of the foregoing.  As used in this Mortgage, the term "Mortgaged Property" shall be expressly defined as meaning all or, where the context permits or requires, any part of the above and all or, where the context permits or requires, any interest therein.

North Loan Documents:  All of the loan documents executed in connection with the North Note, including but not limited to any loan agreement, mortgage, environmental indemnity agreement, assignment of rents and revenues, guarantees and any and all other agreements, documents and instruments now or hereafter executed by TOTB North for the benefit of Lender, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, extensions and supplements hereof and thereof.

 Note:  That certain Promissory Note of even date herewith, incorporated herein by this reference, executed by Borrower and payable to the order of Lender in the principal amount of THIRTEEN MILLION AND NO/100 DOLLARS ($13,000,000.00) and any and all renewals, modifications, reinstatements, enlargements, or extensions of such promissory note or of any promissory note or notes given in renewal, substitution or replacement therefor.

Obligations:  Any and all of the covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Borrower, Guarantor or any other Person or party to the Loan Documents or the North Loan Documents to Lender or others as set forth in the Loan Documents or the North Loan Documents, respectively.

Permitted Disposition:  The sale, transfer or exchange of any portion of the Mortgaged Property or ownership interest in Borrower permitted under the Loan Agreement.

Permitted Exceptions:  The liens, easements, restrictions, security interests and other matters (if any) expressly listed as special exceptions (i.e., not pre-printed or standard exceptions) to coverage in the title insurance policy insuring the lien of this Mortgage and the liens and security interests created by the Loan Documents.

Person:  Any corporation, limited liability company, limited liability partnership, general partnership, limited partnership, firm, association, joint venture, trust or any other association or legal entity, including any public or governmental body, quasi-governmental body, agency or instrumentality, as well as any natural person.

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Personalty:  All of the right, title, and interest of Borrower in and to; (i) furniture, furnishings, equipment, machinery, tangible personal property, and goods located within, used in the operation of or derived from the Improvements, (ii) crops, farm products, timber and timber to be cut, and extracted Minerals; (iii) general intangibles (including payment intangibles), money, insurance proceeds, accounts, contract and subcontract rights, trademarks, trade names, copyrights, monetary obligations, chattel paper (including electronic chattel paper), instruments, investment property, documents, letter of credit rights, inventory and commercial tort claims; (iv) all cash funds, fees (whether refundable, returnable or reimbursable), deposit accounts or other funds or evidences of cash, credit or indebtedness deposited by or on behalf of Borrower with any governmental agencies, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures, Contracts, or Personalty, including but not limited to those for any vacation of, or change of grade in, any streets affecting the Land or the Improvements and those for municipal utility district or other utility costs incurred or deposits made in connection with the Land; (v) any building and construction materials and equipment and contracts relating thereto; and (vi)  all other personal property of any kind or character as defined in and subject to the provisions of the Code (Article 9 - Secured Transactions); any and all of which are now owned or hereafter acquired by Borrower, and which are now or hereafter situated in, on, or about the Land or the Improvements, or used in or necessary to the complete and proper planning, design, development, construction, financing, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use in or on the Land or the Improvements, together with all accessions, replacements and substitutions thereto or therefor and the proceeds thereof.

Rents:  Any and all rents, revenues, royalties, income, issues, proceeds, bonus monies, profits, security and other types of deposits (after Borrower acquires title thereto) and other benefits paid or payable by parties to the Leases and/or Contracts (other than Borrower) for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying all or any portion of the Mortgaged Property.

Reserves:  All sums on deposit or due under any of the Loan Documents now or hereafter executed by Borrower for the benefit of Lender including (i) the accounts into which the Reserves have been deposited (including, without limitation, the Impositions Reserve, Replacement Reserve, and Cash Flow Reserve (as such terms are defined in the Loan Agreement)); (ii) all insurance on said accounts; (iii) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto; (iv) all sums now or hereafter therein or represented thereby; (v) all replacements, substitutions or proceeds thereof; (vi) all instruments and documents now or hereafter evidencing the Reserves or such accounts; (vii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom); and (viii) all proceeds of the foregoing.

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1.2  Additional Definitions.  As used herein, the following terms shall have the following meanings:  (i) "hereof," "hereby," "hereto," "hereunder," "herewith," and similar terms mean of, by, to, under and with respect to, this Mortgage or to the other documents or matters being referenced; (ii) "heretofore" means before, "hereafter" means after, and "herewith" means concurrently with the date of this Mortgage; (iii) all pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require; (iv) "including" means including, without limitation; (v) all terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require; and (vi) all capitalized terms not defined in Section 1.1 hereof shall have the meanings ascribed to such terms in the Loan Agreement.

1.3  Not a Revolver Facility.  It is expressly understood and agreed that the Indebtedness is not intended to be a "revolver" facility and that no principal amount repaid by Borrower may be reborrowed by Borrower.

ARTICLE II

GRANT

2.1  Grant.  To secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations, Borrower has GRANTED, BARGAINED, SOLD, MORTGAGED and CONVEYED, and by these presents does GRANT, BARGAIN, SELL, MORTGAGE and CONVEY, the Mortgaged Property, subject, however, to the Permitted Exceptions, TO HAVE AND TO HOLD the Mortgaged Property unto Lender (its survivors or other successor), forever, and Borrower does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Lender against every Person whomsoever lawfully claiming or to claim the same or any part thereof; provided, however, that if Borrower shall pay (or cause to be paid) the Indebtedness as and when the same shall become due and payable and shall fully perform and discharge (or cause to be fully performed and discharged) the Obligations on or before the date same are to be performed and discharged, then the liens, security interests, estates and rights granted by the Loan Documents shall terminate, in accordance with the provisions hereof; otherwise same shall remain in full force and effect.  A certificate or other written statement executed on behalf of Lender confirming that the Indebtedness has not been fully paid or the Obligations have not been fully performed or discharged shall be sufficient evidence thereof for the purpose of reliance by third parties on such fact.

ARTICLE III

WARRANTIES AND REPRESENTATIONS

Borrower hereby warrants and represents to Lender, as of the date hereof and at all times during the term of this Mortgage, as follows:

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3.1  Title and Lien.  Borrower has good and indefeasible title to the Land (in fee simple, if the lien created hereunder be on the fee, or a first and prior leasehold estate, if it be created on the leasehold estate) and Improvements, and good and marketable title to the Fixtures and Personalty, free and clear of any liens, charges, encumbrances, security interests, claims, easements, restrictions, options, leases, covenants, and other rights, titles, interests, or estates of any nature whatsoever, except the Permitted Exceptions.  This Mortgage constitutes a valid, subsisting first lien on the Land, the Improvements, the Leases and the Fixtures; a valid, subsisting first priority security interest in and to the Personalty, Contracts, Rents, and, to the extent that the term "Leases" includes items covered by the Code, in and to the Leases; all in accordance with the terms hereof and all subject to the Permitted Exceptions.  The foregoing warranty of title shall survive the foreclosure or other enforcement of this Mortgage, and shall inure to the benefit of and be enforceable by Lender in the event Lender acquires title to the Mortgaged Property pursuant to any foreclosure or otherwise.

3.2  Incorporation of Warranties and Representations.  All the warranties, representations, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

3.3  Separate Tax Parcel; Legal Lot.  To the best of Borrower's actual knowledge, each condominium unit comprising the Mortgaged Property is taxed separately without regard to any other real estate  and each such condominium unit is platted in accordance with all Applicable Legal Requirements and as shown on the condominium plat for the condominium of which the Mortgaged Property is a part, and for all purposes may be mortgaged, conveyed or otherwise dealt with as an independent parcel.

3.4  No Commencement of Construction.  As of the date of this Mortgage, except as otherwise disclosed to Lender in writing by Borrower, no work or construction of any kind has been commenced on the Land.  As of the date of this Mortgage there are no outstanding bills for labor and materials relating to the Mortgaged Property due and owing to any contractor, subcontractor, or supplier.

ARTICLE IV

AFFIRMATIVE COVENANTS

Borrower hereby unconditionally covenants and agrees with Lender, that until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged, as follows:

4.1  Payment and Performance.  Borrower will pay (or cause to be paid) the Indebtedness as and when specified in the Loan Documents and the North Loan Documents, and will perform and discharge (or cause to be performed and discharged) all of the Obligations, in full and on or before the dates same are to be performed.

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4.2  First Lien Status.  Borrower will protect the first lien and security interest status of this Mortgage and the other Loan Documents and will not permit to be created or to exist in respect of the Mortgaged Property or any part thereof any lien or security interest on a parity with, superior to, or inferior to any of the liens or security interests hereof, except for the Permitted Exceptions.

4.3  Tax on Mortgage.  If at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Mortgage, or upon any rights, titles, liens, or security interests created hereby, or upon the Indebtedness or any part thereof, Borrower will immediately pay all such taxes, provided that if such law as enacted makes it unlawful for Borrower to pay such tax, Borrower shall not pay nor be obligated to pay such tax.  Nevertheless, if a law is enacted making it unlawful for Borrower to pay such taxes, then Borrower must prepay the Indebtedness in full within ninety (90) days after demand therefor by Lender.

4.4  Incorporation of Covenants, Conditions and Agreements.  All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.  Without limiting the generality of the foregoing, Borrower (i) agrees to insure, repair, maintain and restore damage to the Mortgaged Property, pay all property taxes and other impositions, and comply with Legal Requirements, in accordance with the Loan Agreement, and (ii) agrees that the proceeds of insurance and awards for condemnation shall be settled, held and applied in accordance with the Loan Agreement.

ARTICLE V

NEGATIVE COVENANTS

Borrower hereby covenants and agrees with Lender, that until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged, as follows:

5.1  Use Violations.  Except to the extent permitted under the Loan Agreement, Borrower shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property.  If under applicable zoning provisions the use of the Mortgaged Property is or shall become a nonconforming use, Borrower shall not cause or permit such nonconforming use to be discontinued or abandoned without the consent of Lender, except to the extent permitted under the Loan Agreement.  Borrower will not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, the Mortgaged Property in any manner which (i) materially violates any legal requirement; (ii) may be materially dangerous, unless safeguarded as required by law and/or appropriate insurance; (iii) constitutes a public or private nuisance; (iv) makes void, voidable or cancelable, or unreasonably or materially increases the premium of, any insurance then in force with respect thereto; (v) changes the use of the Mortgaged Property; (vi) permits or suffers to occur any material waste on or to the Mortgaged Property; or (vii) converts the Mortgaged Property to a condominium or cooperative form of ownership.

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5.2  No Drilling.  Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of, any Minerals from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof; provided, however, extraction of Minerals from the subsurface of the Land shall not be deemed to violate this Section 5.2 so long as such extraction is done from an offsite location consistent with all legal requirements and in a manner such that no material negative effect or danger whatsoever occurs with respect to the surface of the  Mortgaged Property.

5.3  No Disposition or Encumbrance.  Neither Borrower nor any shareholder, member or partner of Borrower will make a Disposition without obtaining Lender's prior written consent, other than a Permitted Disposition.  Borrower will not create, incur, assume or suffer to exist any lien or encumbrance against all or any portion of the Mortgaged Property, other than as expressly permitted pursuant to the Loan Agreement.

ARTICLE VI

EVENTS OF DEFAULT

6.1  The term "Event of Default," as used herein shall have the same meaning described for such term in the Loan Agreement.  In addition to the Events of Default set forth in the Loan Agreement, the following shall be an Event of Default under this Mortgage:  If Borrower, pursuant to Section 697.04(1)(b), Florida Statutes shall without Lender’s prior written consent file a notice limiting the maximum principal amount that may be secured by this Mortgage.

ARTICLE VII

REMEDIES

7.1  Lender's Remedies Upon Event of Default.  Upon the occurrence of an Event of Default or any event or circumstance which, with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, Lender may, at Lender's option, by Lender itself or otherwise, do any one or more of the following:

(a) Right to Perform Borrower's Covenants.  If Borrower has failed to keep or perform any covenant whatsoever contained in this Mortgage or the other Loan Documents, Lender may, but shall not be obligated to any Person to do so, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be and become a part of the Indebtedness, and Borrower promises, upon demand, to pay to Lender, at the place where the Note is payable, all sums so advanced or paid by Lender, with interest from the date when paid or incurred by Lender at the Default Interest Rate.  No such payment by Lender shall constitute a waiver of any Event of Default.  In addition to the liens and security interests hereof, Lender shall be subrogated to all rights, titles, liens, and security interests securing the payment of any debt, claim, tax, or assessment for the payment of which Lender may make an advance, or which Lender may pay.

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(b) Right of Entry.  Lender may, prior or subsequent to the institution of any foreclosure proceedings, enter upon the Mortgaged Property, or any part thereof, and take exclusive possession of the Mortgaged Property and of all books, records, and accounts relating thereto and to exercise without interference from Borrower any and all rights which Borrower has with respect to the management, possession, operation, protection, or preservation of the Mortgaged Property, including without limitation the right to rent the same for the account of Borrower and to apply such Rents as provided in Article IX hereof.  All such costs, expenses, and liabilities incurred by Lender in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property, if not paid out of Rents as set forth in the Assignment of Rents, shall constitute a demand obligation owing by Borrower and shall bear interest from the date of expenditure until paid at the Default Interest Rate, all of which shall constitute a portion of the Indebtedness.  If necessary to obtain the possession provided for above, Lender may invoke any and all legal remedies to dispossess Borrower, including specifically one or more actions for forcible entry and detainer, trespass to try title, and restitution.  In connection with any action taken by Lender pursuant to this subsection, Lender shall not be liable for any loss sustained by Borrower resulting from any failure to let the Mortgaged Property, or any part thereof, or from any other act or omission of Lender in managing the Mortgaged Property unless such loss is caused by the willful misconduct of Lender, nor shall Lender be obligated to perform or discharge any obligation, duty, or liability under any Lease or under or by reason hereof or the exercise of rights or remedies hereunder.  BORROWER SHALL AND DOES HEREBY AGREE TO INDEMNIFY LENDER FOR, AND TO HOLD LENDER HARMLESS FROM, ANY AND ALL LIABILITY, LOSS, OR DAMAGE, WHICH MAY OR MIGHT BE INCURRED BY LENDER UNDER ANY SUCH LEASE OR UNDER OR BY REASON HEREOF OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER, AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS, OR AGREEMENTS CONTAINED IN ANY SUCH LEASE EXCEPT TO THE EXTENT SUCH LIABILITY, LOSS, OR DAMAGE ACCRUES FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS.  Should Lender incur any such liability, the amount thereof, including without limitation costs, expenses, and reasonable attorneys' fees, together with interest thereon from the date of expenditure until paid at the Default Interest Rate, shall be secured hereby, and Borrower shall reimburse Lender therefor immediately upon demand.  Nothing in this subsection shall impose any duty, obligation, or responsibility upon Lender for the control, care, management, leasing, or repair of the Mortgaged Property, nor for the carrying out of any of the terms and conditions of any such Lease; nor shall it operate to make Lender responsible or liable for any waste committed on the Mortgaged Property by the tenants or by any other parties, or for any hazardous or environmentally sensitive substance in, on or under the Mortgaged Property, or for any dangerous or defective condition of the Mortgaged Property or for any negligence in the management, leasing, upkeep, repair, or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee, or stranger.  Borrower hereby assents to, ratifies, and confirms any and all actions of Lender with respect to the Mortgaged Property taken under this subsection.

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The remedies in this subsection are in addition to other remedies available to the Lender under applicable law and the exercise of the remedies in this subsection shall not be deemed to be an election of any remedies, whether nonjudicial or judicial otherwise available to the Lender.  The remedies in this Article VII with respect to the Mortgaged Property located in Florida are available under and governed by the real property laws of Florida, specifically Chapter 702, Florida Statutes, entitled “Florida Foreclosure of Mortgages and Statutory Liens,” including all amendments thereto which may become effective from time to time after the date hereof (the "Act").

(c) Right to Accelerate.  Lender may, without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action, all of which are hereby waived by Borrower and all other parties obligated in any manner whatsoever on the Indebtedness, declare the entire unpaid balance of the Indebtedness immediately due and payable, and upon such declaration, the entire unpaid balance of the Indebtedness shall be immediately due and payable.  The failure to exercise any remedy available to Lender shall not be deemed to be a waiver of any rights or remedies of Lender under the Loan Documents, at law or in equity.

(d) Foreclosure.  Lender may proceed with judicial foreclosure under the Act. Lender may proceed by such judicial action as available under applicable law to enforce the payment of the Indebtedness and the performance and discharge of the Obligations in accordance with the terms hereof, of the Note, and the other Loan Documents, to foreclose the liens and security interests of this Mortgage as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction.  This remedy shall be cumulative of any other nonjudicial remedies available to the Lender with respect to the Loan Documents under applicable law.  Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any other available remedy of the Lender under the Act or other applicable law.

(e) Lender's Right to Appointment of Receiver.  Lender, as a matter of right and without regard to the sufficiency of the security for repayment of the Indebtedness and performance and discharge of the Obligations, without notice to Borrower and without any showing of insolvency, fraud, or mismanagement on the part of Borrower, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property or any part thereof, and of the Rents, and Borrower hereby irrevocably consents to the appointment of a receiver or receivers.  Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

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(f) Lender's Uniform Commercial Code Remedies.  Lender may exercise its rights of enforcement with respect to Fixtures and Personalty under the Code, and in conjunction with, in addition to or in substitution for the rights and remedies under the Code Lender may and Borrower agrees as follows:

(i) without demand or notice to Borrower, enter upon the Mortgaged Property to take possession of, assemble, receive, and collect the Personalty, or any part thereof, or to render it unusable; and

(ii) Lender may require Borrower to assemble the Personalty and make it available at a place Lender designates which is mutually convenient to allow Lender to take possession or dispose of the Personalty; and

(iii) written notice mailed to Borrower as provided herein at least ten (10) days prior to the date of public sale of the Personalty or prior to the date after which private sale of the Personalty will be made shall constitute reasonable notice; and

(iv) any sale made pursuant to the provisions of this subsection shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the other Mortgaged Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Personalty hereunder as is required for such sale of the other Mortgaged Property under power of sale, and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under Section 9.604(a) of the Code; and

(v) in the event of a foreclosure sale, whether made under the terms hereof, or under judgment of a court, the Personalty and the other Mortgaged Property may, at the option of Lender, be sold as a whole; and

(vi) it shall not be necessary that Lender take possession of the Personalty, or any part thereof, prior to the time that any sale pursuant to the provisions of this subsection is conducted, and it shall not be necessary that the Personalty or any part thereof be present at the location of such sale; and

(vii) prior to application of proceeds of disposition of the Personalty to the Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorneys' fees and legal expenses incurred by Lender; and

(viii) after notification, if any, hereafter provided in this subsection, Lender may sell, lease, or otherwise dispose of the Personalty, or any part thereof, in one or more parcels at public or private sale or sales, at Lender's offices or elsewhere, for cash, on credit, or for future delivery.  Upon the request of Lender, Borrower shall assemble the Personalty and make it available to Lender at any place designated by Lender that is reasonably convenient to Borrower and Lender.  Borrower agrees that Lender shall not be obligated to give more than ten (10) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters.  Borrower shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Lender in connection with the collection of the Indebtedness and the enforcement of Lender's rights under the Loan Documents.  Lender shall apply the proceeds of the sale of the Personalty against the Indebtedness in accordance with the provisions of Section 7.4 of this Mortgage.  Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Personalty are insufficient to pay the Indebtedness in full.  Borrower waives all rights of marshalling in respect of the Personalty; and

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(ix) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder, the nonpayment of the Indebtedness, the occurrence of any Event of Default, Lender having declared all or a portion of such Indebtedness to be due and payable, the notice of time, place, and terms of sale and of the properties to be sold having been duly given, or any other act or thing having been duly done by Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

(x) Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of Lender.

(g) Rights Relating to Rents.  Borrower has, pursuant to the Assignment of Rents, assigned to Lender all Rents under each of the Leases covering all or any portion of the Mortgaged Property.  Except to the extent otherwise prohibited by Florida Statutes Section 697.07, Lender, may at any time, and without notice, either in person, by agent, or by receiver to be appointed by a court, enter and take possession of the Mortgaged Property or any part thereof, and in its own name, sue for or otherwise collect the Rents in accordance with the Assignment of Rents.  Lender may (in its sole discretion), upon the occurrence of an Event of Default, deliver a “Rent Demand” (as defined in the Assignment of Rents) to Borrower or deliver a “Notice of Enforcement” (as defined in the Assignment of Rents) to all or any of the lessees under the Leases.  Borrower agrees that, any Rent Demand sent by Lender may be sent to Borrower pursuant to the notice provisions set forth in the Loan Agreement.  Borrower shall, within ten days after its receipt of a Rent Demand, deliver to Lender such Rents as are described in the Rent Demand.  All Rents collected by Lender, shall be applied at the discretion of Lender, or as otherwise provided by the Loan Documents; provided, however, that if the costs, expenses, and attorneys' fees shall exceed the amount of Rents collected, the excess shall be added to the Indebtedness, shall bear interest at the Default Interest Rate, and shall be immediately due and payable.  The entrance upon and possession of the Mortgaged Property, the collection of Rents, and the application thereof as set forth above shall not cure or waive any Event of Default or notice of default, if any, hereunder nor invalidate any action pursuant to such notice.  Failure or discontinuance by Lender at any time or from time to time, to collect said Rents shall not in any manner impair the subsequent enforcement by Lender of the right, power, and authority herein conferred upon it.  Nothing contained herein, nor the exercise of any right, power, or authority herein granted to Lender shall be, or shall be construed to be, an affirmation by it of any tenancy, lease, or option, nor an assumption of liability under, nor the subordination of, the lien or charge of this Mortgage, to any such tenancy, lease, or option, nor an election of judicial relief, if any such relief is requested or obtained as to Leases or Rents, with respect to the Mortgaged Property or any collateral given by Borrower to Lender.  In addition, from time to time, Lender may elect, and notice hereby is given to each lessee under a Lease of such right, to subordinate the lien of this Mortgage to any Lease by unilaterally executing and recording an instrument of subordination, and upon such election, the lien of this Mortgage shall be subordinate to the Lease identified in such instrument of subordination; provided, however, in each instance, such subordination will not affect or be applicable to (and will expressly exclude any) lien, charge, encumbrance, security interest, claim, easement, restriction, option, covenant, and other rights, titles, interests, or estates of any nature regarding all or any portion of the Mortgaged Property to the extent that the same may have arisen or intervened during the period between the recordation of this Mortgage and the execution of the Lease identified in such instrument of subordination.

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(h) Other Rights.  Lender (i) may, subject to the rights of the Master Association (as defined in the Loan Agreement) and Local Association (as defined in the Loan Agreement), surrender the insurance policies maintained pursuant to the Loan Agreement or any part thereof, and upon receipt shall apply the unearned premiums as a credit on the Indebtedness, in accordance with the provisions of Section 7.4 hereof, and, in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such premiums; and (ii) apply the reserve for all property taxes and other impositions and insurance premiums, if any, required by the provisions of this Mortgage, toward payment of the Indebtedness; and (iii) shall have and may exercise any and all other rights and remedies which Lender may have at law or in equity, or by virtue of any Loan Document or under the Code, or otherwise.

(i) Lender as Purchaser.  Lender may be the purchaser of the Mortgaged Property or any part thereof, at any sale thereof, upon other foreclosure of the liens and security interests hereof, or otherwise, and Lender shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the liens and security interests hereof, unless the sale was made subject to an unmatured portion of the Indebtedness.  Lender, as purchaser, shall be treated in the same manner as any third party purchaser and the proceeds of Lender's purchase shall be applied in accordance with Section 7.4 of this Mortgage.

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7.2  Other Rights of Lender.  Should any part of the Mortgaged Property come into the possession of Lender, whether before or after an Event of Default, Lender may (for itself or by or through other persons, firms, or entities) hold, lease, manage, use, or operate the Mortgaged Property for such time and upon such terms as Lender may deem prudent under the circumstances (making such repairs, alterations, additions, and improvements thereto and taking such other action as Lender may from time to time deem necessary or desirable) for the purpose of preserving the Mortgaged Property or its value, pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Lender in respect of the Mortgaged Property.  Borrower covenants to promptly reimburse and pay to Lender on demand, at the place where the Note is payable, the amount of all reasonable expenses (including without limitation the cost of any insurance, property taxes, impositions, or other charges) actually incurred by Lender in connection with Lender's custody, preservation, use, or operation of the Mortgaged Property, together with interest thereon from the date incurred by Lender at the Default Interest Rate; and all such expenses, costs, taxes, interest, and other charges shall be and become a part of the Indebtedness.  It is agreed, however, that the risk of loss or damage to the Mortgaged Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Mortgaged Property, for failure to obtain or maintain insurance, or for failure to determine whether insurance in force is adequate as to amount or as to the risks insured.  Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Mortgaged Property or collateral not in Lender's possession.

7.3  Possession After Foreclosure.  If the liens or security interests hereof shall be foreclosed, by judicial action, or otherwise, the purchaser at any such sale shall receive, as an incident to purchaser's ownership, immediate possession of the property purchased, and if Borrower or Borrower's successors shall hold possession of said property or any part thereof subsequent to foreclosure, Borrower and Borrower's successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Mortgaged Property so occupied and sold to such purchaser), and anyone occupying such portion of the Mortgaged Property, after demand is made for possession thereof, shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

7.4  Application of Proceeds.  Unless otherwise required by law, the proceeds from any sale, lease, or other disposition made pursuant to this Article VII, or the proceeds from the surrender of any insurance policies pursuant to any of the Loan Documents, or any Rents collected by Lender from the Mortgaged Property (following any application of such Rents in accordance with the Assignment of Rents), or sums received pursuant to Section 8.1 hereof which Lender elects to apply to the Indebtedness in accordance with the applicable provisions of the Loan Agreement, or proceeds from insurance received pursuant to Section 8.2 hereof which Lender elects to apply to the Indebtedness in accordance with the applicable provisions of the Loan Agreement, shall be applied by Lender to the Indebtedness in the following order and priority:  (i) to the payment of all expenses of advertising, selling, and conveying the Mortgaged Property or part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums, or other sums including reasonable attorneys' fees and a reasonable broker's fee or commission, not to exceed five percent (5%) of the proceeds thereof or sums so received; (ii) to the remainder of the Indebtedness as follows:  first, to the remaining accrued but unpaid interest, second, to the matured portion of principal of the Indebtedness, and third, to prepayment of the unmatured portion, if any, of principal of the Indebtedness applied to installments of principal in inverse order of maturity; (iii) the balance, if any and to the extent applicable, remaining after the full and final payment of the Indebtedness and full performance and discharge of the Obligations to the holder or Lender of any inferior liens covering the Mortgaged Property, if any, in order of the priority of such inferior liens (Lender shall hereby be entitled to rely exclusively upon a commitment for title insurance issued to determine such priority); and (iv) the cash balance, if any, to Borrower.  The application of proceeds of sale or other proceeds as otherwise provided herein shall be deemed to be a payment of the Indebtedness like any other payment.  The balance of the Indebtedness remaining unpaid, if any, shall remain fully due and owing in accordance with the terms of the Note or the other Loan Documents.

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7.5  Abandonment of Sale.  In the event a foreclosure hereunder is commenced in accordance with this Mortgage, at any time before the sale, such sale may be abandoned the sale, and Lender may then institute suit for the collection of the Indebtedness and for the foreclosure of the liens and security interests hereof and of the Loan Documents.  If Lender should institute a suit for the collection of the Indebtedness and for a foreclosure of the liens and security interests, Lender may, at any time before the entry of a final judgment in said suit, dismiss the same and recommence such sale to sell the Mortgaged Property or any part thereof in accordance with the provisions of this Mortgage.

7.6  Payment of Fees.  If the Note or any other part of the Indebtedness shall be collected or if any of the Obligations shall be enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by an option given to Lender to mature same, or if Lender becomes a party to any suit where this Mortgage or the Mortgaged Property or any part thereof is involved, Borrower agrees to pay Lender's attorneys' fees and expenses incurred, and such fees shall be and become a part of the Indebtedness and shall bear interest from the date such costs are incurred at the Default Interest Rate.

7.7  Miscellaneous.

(a) Discontinuance of Remedies.  In case Lender shall have proceeded to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Lender shall have the unqualified right so to do and, in such event, Borrower and Lender shall be restored to their former positions with respect to the Indebtedness, the Loan Documents, the Mortgaged Property or otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if same had never been invoked.

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(b) Other Remedies.  In addition to the remedies set forth in this Article, upon the occurrence of an Event of Default, Lender shall, in addition, have all other remedies available to them at law or in equity.

(c) Remedies Cumulative; Non-Exclusive; Etc.  All rights, remedies, and recourses of Lender granted in the Note, this Mortgage, the other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Borrower, the Mortgaged Property, or any one or more of them, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive; (v) shall not be conditioned upon Lender exercising or pursuing any remedy in relation to the Mortgaged Property prior to Lender bringing suit to recover the Indebtedness or suit on the Obligations; and (vi) in the event Lender elects to bring suit on the Indebtedness and/or the Obligations and obtains a judgment against Borrower prior to exercising any remedies in relation to the Mortgaged Property, all liens and security interests, including the lien of this Mortgage, shall remain in full force and effect and may be exercised at Lender's option.

(d) Partial Release; Etc.  Lender may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Mortgage or the other Loan Documents or affecting the obligations of Borrower or any other party to pay the Indebtedness or perform and discharge the Obligations.  For payment of the Indebtedness, Lender may resort to any of the collateral therefor in such order and manner as Lender may elect.  No collateral heretofore, herewith, or hereafter taken by Lender shall in any manner impair or affect the collateral given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

(e) Waiver and Release by Borrower.  Borrower hereby irrevocably and unconditionally waives and releases:  (i) all benefits that might accrue to Borrower by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment; (ii) all notices of any Event of Default or of Lender's exercise of any right, remedy, or recourse provided for under the Loan Documents; and (iii) any right to a marshaling of assets or a sale in inverse order of alienation.

(f) No Implied Covenants.  Borrower and Lender mutually agree that there are no, nor shall there be any, implied covenants of good faith and fair dealing or other similar covenants or agreements in this Mortgage and the other Loan Documents.  All agreed contractual duties are set forth in this Mortgage, the Note, and the other Loan Documents.

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(g) Real Property Laws Govern.  The remedies in this Article VII shall be available under and governed by the real property laws of Florida and shall not be governed by the personal property laws of Florida, including but not limited to, the power to dispose of personal property in a commercially reasonable manner under Section 9.527 of the Code, provided, Lender elects to proceed as to the Fixtures and Personalty together with the other Mortgaged Property under and pursuant to the real property remedies of this Article.

7.8  Waiver of Deficiency Statute.

(a) Waiver.  In the event an interest in any of the Mortgaged Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Borrower agrees as follows:  notwithstanding any applicable law to the contrary (as the same may be amended from time to time), and to the extent permitted by law, Borrower agrees that Lender shall be entitled to seek a deficiency judgment from Borrower and any other party obligated on the Note equal to the difference between the amount owing on the Note and the amount for which the Mortgaged Property was sold pursuant to judicial or nonjudicial foreclosure sale.  Borrower expressly recognizes that this section constitutes a waiver of any contrary provisions of the Florida Statutes which would otherwise permit Borrower and other persons against whom recovery of deficiencies is sought or Guarantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Mortgaged Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value.  Borrower further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Mortgaged Property for purposes of calculating deficiencies owed by Borrower, Guarantor, and others against whom recovery of a deficiency is sought.

(b) Alternative to Waiver.  Alternatively, in the event the waiver provided for in subsection (a) above is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact's determination of the fair market value of the Mortgaged Property as of the date of the foreclosure sale in proceedings governed by applicable law (as amended from time to time):  (i) the Mortgaged Property shall be valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Mortgaged Property will be repaired or improved in any manner before a resale of the Mortgaged Property after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Mortgaged Property for cash promptly (but no later than 12-months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Mortgaged Property, including, without limitation, brokerage commissions, title insurance, a survey of the Mortgaged Property, tax prorations, attorneys' fees, and marketing costs; (iv) the gross fair market value of the Mortgaged Property shall be further discounted to account for any estimated holding costs associated with maintaining the Mortgaged Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Mortgaged Property must be given by persons having at least five (5) years experience in appraising property similar to the Mortgaged Property and who have conducted and prepared a complete written appraisal of the Mortgaged Property taking into consideration the factors set forth above.

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ARTICLE VIII

SPECIAL PROVISIONS

8.1  Condemnation Proceeds.  Lender shall be entitled to receive any and all sums which may be awarded and become payable to Borrower for condemnation of the Mortgaged Property or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Borrower for damages caused by public works or construction on or near the Mortgaged Property.  All such sums are hereby assigned to Lender, and Borrower shall, upon request of Lender, make, execute, acknowledge, and deliver any and all additional assignments and documents as may be necessary from time to time to enable Lender to collect and receipt for any such sums.  Lender shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any of such sums.  Any sums received by Lender as a result of condemnation shall be applied or disbursed in accordance with the terms of the Loan Agreement.

8.2  Insurance Proceeds.  The proceeds of any and all insurance upon the Mortgaged Property shall be collected by Lender to be applied or disbursed in accordance with the terms of the Loan Agreement.

ARTICLE IX

ASSIGNMENT OF RENTS

9.1  Assignment of Rents.  Reference is made to the Assignment of Rents of even date herewith which is made a part hereof for all purposes.

ARTICLE X

SECURITY AGREEMENT

10.1  Security Interest.  This Mortgage (i) shall be construed as a mortgage on real property, and (ii) shall also constitute and serve as a "Security Agreement" on personal property within the meaning of the Code and shall constitute until the grant of this Mortgage shall terminate as provided in Section 12.1 hereof, a first and prior security interest under the Code as to property within the scope thereof and in the state where the Mortgaged Property is located with respect to the Personalty, Fixtures, Contracts, Rents, and Leases. To this end, Borrower has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED, and SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER and SET OVER, unto Lender, a first and prior security interest in all of Borrower's right, title and interest in, to, under and with respect to the Personalty, Fixtures, Contracts, Rents and Leases, to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations.  It is the intent of Borrower and Lender that this Mortgage encumber all Leases and that all items contained in the definition of "Leases" which are included within the Code be covered by the security interest granted in this Article; and all items contained in the definition of "Leases" which are excluded from the Code be covered by the provisions of Article II hereof.

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10.2  Financing Statements.  Borrower hereby agrees with Lender to execute (if applicable) and deliver to Lender, in form and substance satisfactory to Lender, such "Financing Statements" and such further assurances as Lender may, from time to time, reasonably consider necessary to create, perfect, and preserve Lender's security interest herein granted, and Lender may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect, and preserve such security interest.  Without limiting the foregoing, Borrower hereby specifically authorizes Lender to prepare, file of record or otherwise effectuate new financing statements, financing statement amendments and financing statement continuations which describe all or any portion of the Mortgaged Property as collateral thereunder and Borrower specifically agrees that Lender may cause same to be filed without any signature of a representative of the Borrower appearing thereon where such filings are permitted by applicable law.

10.3  Fixture Filing.  This Mortgage shall constitute a "fixture filing" for the purposes of the Code.  All or part of the Mortgaged Property are or are to become fixtures; information concerning the security interest herein granted may be obtained from the parties hereto at the addresses set forth on the first page hereof.  For purposes of the security interest herein granted, the address of Debtor (Borrower) and the address of the Secured Party (Lender) is set forth in the first paragraph of this Mortgage.

ARTICLE XI

[INTENTIONALLY DELETED.]

ARTICLE XII

MISCELLANEOUS

12.1  Release.  If the Indebtedness is paid in full in accordance with the terms of this Mortgage, the Note, the other Loan Documents and the North Loan Documents, and if each and every one of the Obligations to be performed and discharged is well and truly performed in accordance with the terms of the Loan Documents and the North Loan Documents, then this conveyance shall become null and void and be released at Borrower's request and expense, and Lender shall have no further obligation to make advances under and pursuant to the provisions hereof or in the other Loan Documents or North Loan Documents.

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12.2  Performance at Borrower's Expense.  Borrower shall (i) pay all reasonable legal fees incurred by Lender in connection with the preparation of the Loan Documents (including any amendments thereto or consents, releases, or waivers granted thereunder); (ii) reimburse Lender, promptly upon demand, for all amounts expended, advanced, or incurred by Lender to satisfy any obligation of Borrower under the Loan Documents, which amounts shall include all court costs, reasonable attorneys' fees (including, without limitation, for trial, appeal, or other proceedings), reasonable fees of auditors and accountants and other investigation expenses reasonably incurred by Lender in connection with any such matters; and (iii) any and all other costs and expenses of performing or complying with any and all of the Obligations.  Except to the extent that costs and expenses are included within the definition of "Indebtedness," the payment of such costs and expenses shall not be credited, in any way and to any extent, against any installment on or portion of the Indebtedness.

12.3  Survival of Obligations.  Each and all of the Obligations shall survive the execution and delivery of the Loan Documents and the consummation of the loan called for therein and shall continue in full force and effect until the Indebtedness shall have been paid in full; provided, however, that nothing contained in this section shall limit the obligations of Borrower as otherwise set forth herein.

12.4  Recording and Filing.  Borrower will cause the Loan Documents (requested by the Lender) and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded, and refiled in such manner and in such places Lender shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, documentary stamp taxes, fees, and other charges.

12.5  Notices.  All notices or other communications required or permitted to be given pursuant to this Mortgage shall be in writing and shall be considered as properly given if provided in a manner consistent with the notice provisions in the Loan Agreement.

12.6  Covenants Running with the Land.  All Obligations contained in this Mortgage and the other Loan Documents and North Loan Documents are intended by Borrower and Lender to be, and shall be construed as, covenants running with the Mortgaged Property until the lien of this Mortgage has been fully released by Lender.

12.7  Successors and Assigns.  All of the terms of the Loan Documents shall apply to, be binding upon, and inure to the benefit of the parties thereto, their successors, assigns, heirs, and legal representatives and all other Persons claiming by, through, or under them.

12.8  No Waiver; Severability.  Any failure by Lender to insist, or any election by Lender not to insist, upon strict performance by Borrower or others of any of the terms, provisions, or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other terms, provisions, or conditions thereof, and Lender shall have the right at any time or times thereafter to insist upon strict performance by Borrower or others of any and all of such terms, provisions, and conditions.  The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable legal requirements.  If any provision of any of the Loan Documents or the application thereof to any Person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of the instrument in which such provision is contained nor the application of such provision to other Persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

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12.9  Counterparts.  To facilitate execution, this Mortgage may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this Mortgage to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto.  Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

12.10  APPLICABLE LAW.  THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS FROM TIME TO TIME IN EFFECT EXCEPT TO THE EXTENT PREEMPTED BY UNITED STATES FEDERAL LAW; PROVIDED, HOWEVER, IF THE LAND AND IMPROVEMENTS ARE SITUATED IN A STATE OTHER THAN TEXAS, THE LIEN AND REMEDIAL RIGHTS PURSUANT TO THIS MORTGAGE AGAINST THE MORTGAGED PROPERTY SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE LAND AND IMPROVEMENTS ARE LOCATED.

12.11  Subrogation.  If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Mortgaged Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and the performance and discharge of the Obligations.

12.12  Rights Cumulative.  Lender shall have all rights, remedies, and recourses granted in the Loan Documents and available at law or in equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property or any portion thereof), and the same (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively, or concurrently against Borrower or others obligated for the Indebtedness or any part thereof, or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Lender, (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise, discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (iv) are intended to be, and shall be, nonexclusive.  All rights and remedies of Lender hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to the Mortgaged Property.

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12.13  Headings.  The Article, Section, and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, or define, or be used in construing the text of such Articles, Sections, or Subsections.

12.14  Loan Agreement.  Reference is hereby made for all purposes to the Loan Agreement of even date herewith between Lender and Borrower pertaining to the funding of the principal amount of the Note.  In event of a conflict between the terms and provisions hereof and the Loan Agreement, the Loan Agreement shall govern.

12.15  Construction.  All pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require.  All terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

12.16  ENTIRE AGREEMENT; AMENDMENT.  THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG BORROWER AND LENDER AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.  THE PROVISIONS OF THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

12.17  WAIVER OF RIGHT TO TRIAL BY JURY.  BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE NORTH LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS OR THE NORTH LOAN DOCUMENTS.

12.18  NOTICE OF INDEMNIFICATION:  BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THIS MORTGAGE CONTAINS CERTAIN INDEMNIFICATION PROVISIONS, INCLUDING, BUT NOT LIMITED TO SECTION 7.1 HEREOF WHICH MAY, IN CERTAIN INSTANCES, INCLUDE INDEMNIFICATION BY BORROWER OR OTHERS AGAINST LENDER'S OWN NEGLIGENCE.

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12.19  Florida Provisions.  Notwithstanding anything contained to the contrary in this Mortgage or in any other Loan Document, if any conflict or inconsistency exists between this Section and this Mortgage or the other Loan Documents with respect to the Mortgaged Property located in Florida, this Section shall govern.

(a) Benefits of Act.

(i) Borrower and Lender shall have the benefit of all the provisions of the Act.  If any provision of the Act which is specifically referred to herein may be repealed,  Lender shall have the benefit of such provision as most recently existing prior to such repeal, as though the same were incorporated herein by express reference.

(ii) Lender shall have the right to foreclose the lien of this Mortgage for the Indebtedness and Obligations secured hereby or any part thereof and/or exercise any right, power or remedy provided in the Mortgage or any of the other Loan Documents with respect to the Mortgaged Property located in Florida in accordance with the Act.  If any provision in the Mortgage shall be inconsistent with any provision of the Act, provisions of the Act shall take precedence over the provisions of the Mortgage that shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the Act.  If any provision of this Mortgage shall grant to Lender (including Lender acting as a mortgagee-in-possession) or a receiver appointed pursuant to the terms hereof, any powers, rights or remedies prior to, upon or following the occurrence of an Event of Default which are more limited than the powers, rights or remedies that would otherwise be vested in Lender or in such receiver under the Act in the absence of said provision, Lender and such receiver shall be vested with the powers, rights and remedies granted in the Act to the full extent permitted by law.

(iii) Without limiting the generality of the foregoing, all expenses incurred by Lender whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated elsewhere in this Mortgage, shall be added to the obligations secured by this Mortgage and/or by the judgment of foreclosure.

(b) Foreclosure.  Upon the occurrence of an Event of Default, or the occurrence of an event which, with the giving of notice or a lapse of time, or both, would become an Event of Default hereunder, Lender is authorized and shall have the power to foreclose this Mortgage through one or more suits at law, proceedings in equity or any other proceedings relating to foreclosure of mortgages or collection of indebtedness secured by a mortgage which are permissible at the time of the occurrence of the Event of Default (or the event which, with the giving of notice or a lapse of time, or both, would become an Event of Default), including judicial foreclosure, without declaration of such option and without notice to Borrower, unless notice is required by applicable law.  In any proceeding to foreclose this Mortgage or otherwise to collect on the Indebtedness and Obligations secured hereby, Lender may sell or cause to be sold at one or more sales the Mortgaged Property, or such part or parts thereof or interests therein as Lender may select, in order to pay the Indebtedness and Obligations and all other indebtedness and obligations secured hereby, together with all expenses of sale and of all proceedings in connection therewith, including reasonable attorneys’ fees and all costs of such sale or sales.

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(c) Separate Sales.  In furtherance of the provisions in (b) above and in order to provide Lender the widest possible discretion  permitted by law with respect to all aspects of any sale or sales, in the event of any sale under this Mortgage pursuant to any order in any judicial proceedings or otherwise, the Mortgaged Property may be sold as an entirety or in separate parcels at one or more sales and in such manner or order as Lender in its sole discretion may elect, and if Lender so elects, Lender may sell the Personalty and Fixtures covered by this Mortgage with the Mortgaged Property, or at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State of Florida, and one or more exercises of the rights and remedies herein granted shall not extinguish nor exhaust such rights and remedies until the entire Mortgaged Property is sold or the Indebtedness and other indebtedness and Obligations secured hereby are paid in full.  Without limiting the foregoing, but in furtherance thereof, if the Indebtedness or Obligations or any of them, or any of the other indebtedness or obligations secured hereby are secured by any other mortgage, deed to secure debt, deed of trust, security deed, security agreement, pledge, assignment, guaranty or other supporting obligation or other security document, Lender may at its option exhaust the remedies granted under any of said security documents either concurrently, alternately, successively or independently, and in such order and at such time or times as Lender may determine in its sole discretion.

(d) Application of Proceeds.  Unless a different order of application is mandated under applicable law, proceeds derived from any sale as provided above shall be applied to pay, first, costs and expenses of the foreclosure proceeding, including court costs, reasonable attorneys’ fees and fees of legal assistants, as well as fees of other professionals such as accountants, reasonable auctioneers’ fees if such expenses have been incurred and any other expenses or advances made or incurred in the protection of the rights of Lender or in the pursuit of any remedy hereunder; second, to taxes and assessments due and unpaid, if Lender deems it appropriate to do so; third, to the payment of any indebtedness and other obligations (including, without limitation, principal, interest, fees, premiums, penalties, charges and costs and expenses on the Indebtedness and Obligations) secured by this Mortgage in such order as may be directed by Lender; and fourth, the balance, if any, to the Person or Persons entitled thereto, or if a conflict exists as to the Person or Persons entitled thereto, the same shall be held by or paid to the circuit court in the county in which the foreclosure was held.

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(e) Purchase by Lender.  Upon any foreclosure sale or sales of all or any portion of the Mortgaged Property as provided herein, Lender may bid for and purchase the Mortgaged Property through a credit bid against the Indebtedness and Obligations and other indebtedness and obligations secured hereby, or otherwise.

(f) Future Advances under the Loan Agreement. This Mortgage is given for the purpose of securing loan advances which Lender may make to or for Borrower pursuant and subject to the terms and provisions of the Loan Agreement.  The parties hereto intend that, in addition to any other debt or obligation secured hereby, this Mortgage shall secure unpaid balances of loan advances made after this Mortgage is recorded in the Public Records of the County in which the Mortgaged Property is located, whether made pursuant to an obligation of Lender or otherwise, provided that such advances are within twenty (20) years from the date hereof and in such event, such advances shall be secured to the same extent as if such future advances were made on the date hereof, although there may be no advance made at the time of execution hereof and although there may be no indebtedness outstanding at the time any advance is made and all of such indebtedness, including future advances, shall be a lien from the time that this Mortgage is recorded in the Public Records of the County in which the Mortgaged Property is located as provided in Section 697.04, Florida Statutes.  Such loan advances may or may not be evidenced by notes executed pursuant to the Loan Agreement.  In addition to the loan advances referred to above, Lender shall have the right, but not the obligation, to make protective advances with respect to the Mortgaged Property for the payment of taxes, assessments, insurance premiums, repairs, maintenance and other costs incurred in the protection of the Mortgaged Property, and such protective advances, together with interest thereon at the default rate set forth in the Loan Documents from the date of each such advance until it is repaid in full, shall be secured by this Mortgage with priority running from the time of the recording of this Mortgage in the Public Records of the County in which the Mortgaged Property is located.  The total amount of indebtedness secured hereby may decrease or increase from time to time, but for the purpose of Section 697.04, Florida Statutes, the total unpaid balance so secured at any one time shall not exceed $42,608,000.00 in principal amount, plus interest thereon, and any disbursements for the payment of taxes, levies, liens or insurance on the Mortgaged Property, with interest on such disbursements at the effective rate set out in the Note.

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(g) Assignment of Rents.  The Assignments of Rents and the assignment of rents contained in Section 7.1(g) of this Mortgage are intended to provide Lender with all the rights and remedies of mortgagees pursuant to Section 697.07 of the Florida Statutes (hereinafter “Section 697.07”), as may be amended from time to time.  However, in no event shall this reference diminish, alter, impair, or affect any other rights and remedies of Lender, including but not limited to, the appointment of a receiver as provided in Section 7.1(b) and 7.1(e) herein, nor shall any provision in this Section diminish, alter, impair or affect any rights or powers of the receiver in law or equity or as set forth in Section 7.1(b) and 7.1(e)  herein.  In addition, this assignment shall be fully operative without regard to value of the Mortgaged Property or without regard to the adequacy of the Property to serve as security for the obligations owed by Borrower to Lender, and shall be in addition to any rights arising under Section 697.07.  Further, except for the notices required hereunder, if any, Borrower waives any notice of default or demand for turnover of rents by Lender, together with any rights under Section 697.07 to apply to a court to deposit the Rents into the registry of the court or such other depository as the court may designate.

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EXECUTED as of the date first above written.

                                                                            BORROWER

TOTB Miami, LLC, a Florida limited liability company

By:  OWENS FINANCIAL GROUP, INC., a California corporation
Its: Manager

                                                                            By:______________________________
                                                                                  William C. Owens, President

STATE OF ___________       §
                                                 §
COUNTY OF ___________   §

THE FOREGOING INSTRUMENT was acknowledged before me, the undersigned authority, this ____ day of ____________, 2014 by William C. Owens, as President of Owens Financial Group, Inc., a California corporation, the manager of TOTB Miami, LLC, a Florida limited liability company, on behalf of the company.  He is personally known to me or has produced ________________________ as identification.

[ S E A L ]
                                                                                         ________________________________
Notary Public, State of ___________

My Commission Expires:

                                                                                          _____________________________
______________________                                             (Printed Name of Notary Public)

List of Exhibits:

Exhibit A - Land Description

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EXHIBIT A

Land Description

Parcel 1 (Fee Simple Estate)

Units 1A, 2A, 3A, 4A, 5A, 7A, 8A, 9A, 10A, 1B, 2B, 3B, 4B, 5B, 6B, 7B, 8B, 9B, 10B, 1C, 2C, 3C, 4C, 5C, 6C, 7C, 9C, 10C, 2D, 4D, 5D, 8D, 9D, 10D, 1E, 2E, 4E, 5E, 6E, 7E, 8E, 9E, 10E, 1F, 3F, 4F, 5F, 6F, 7F, 8F, 9F, 10F, 1G, 2G, 3G, 4G, 5G, 6G, 7G, 8G, 9G, 10G, 1H, 2H, 4H, 5H, 8H, 10H, 1J, 3J, 4J, 5J, 6J, 8J, 9J, 10J, 2KL, 3KL, 4KL, 5KL, 6KL, 7KL, 8KL, 9KL, 10KL, 3M, 5M, 6M, 7M, 8M, 9M, 10M, 1N, 3N, 5N, 8N, 9N, 10N, 1O, 2O, 3O, 5O, 6O, 7O, 8O, 9O, 10O, 1P, 2P, 3P, 4P, 5P, 6P, 7P, 8P, 9P, 10P, 2R, 3R, 4R, 5R, 6R, 7R, 8R, 9R, 10R, 1S, 2S, 3S, 5S, 6S, 7S, 8S, 9S, 10S, 1T, 2T, 3T, 4T, 5T, 6T, 7T, 8T, 9T, 10T, 1U, 3U, 4U, 5U, 6U, 7U, 8U, 9U, and 10U, TREASURES ON THE BAY III, A CONDOMINIUM, a Condominium according to the Declaration of Condominium thereof recorded in Official Records Book 25577, Page 2115, of the Public Records of Miami-Dade County, Florida, and any amendments thereto, together with their undivided share in the common elements.

Units 1EF, 2EF, 3EF, 4EF, 5EF, 6EF, 7EF, 8EF, 9EF, 10EF, 1K, 3M, 1N, 7N and 7S, TREASURES ON THE BAY II, A CONDOMINIUM, a Condominium according to the Declaration of Condominium thereof recorded in Official Records Book 23946, Page 4634, as amended by Certificate of Amendment to the Declaration of Condominium of Treasures on the Bay II, recorded in Official Records Book 25400, page 1814, of the Public Records of Miami-Dade County, Florida, and any subsequent amendments thereto, together with their undivided share in the common elements.

Parcel 3 Non-Exclusive Easement (Easement Estate)

Together with the non-exclusive easement which benefits Parcels 1 and 2 created by the Reciprocal Parking Agreement recorded in Official Records Book 4908, page 737, as amended by Amendment to Reciprocal Parking Agreement recorded in Official Records Book 5024, page 286, of the Public Records of Miami-Dade County, Florida.

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